Certification Pursuant to Section 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

                  Pursuant  to  section  906 of the  Sarbanes-Oxley  Act of 2002
            (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Canal Capital Corporation and Subsidiaries, a Delaware corporation (the "Company"), does hereby certify that:

            The Quarterly Report of Form 10-Q for the six months ended April 30, 2009 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 11, 2009                    /S/ Michael E. Schultz
                                       -----------------------
                                       Chief Executive Officer


Date: June 11, 2009                    /S/ Reginald Schauder
                                       -----------------------
                                       Chief Financial Officer


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